2021 Virtual Annual Meeting of Shareholders

May 12, 2021

www.virtualshareholdermeeting.com/FNCB2021


Here for you. Always.

NASDAQ: FNCB

Forward-Looking Statements

FNCB may from time to time make written or oral "forward-looking statements," including statements contained in our filings with the Securities and Exchange Commission ("SEC"), in our reports to shareholders, and in our other communications, which are made in good faith by us pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include statements with respect to FNCB's beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond our control). The words "may," "could," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "future" and similar expressions are intended to identify forward looking statements. The following factors, among others, could cause FNCB's financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: the effect of the coronavirus ("COVID-19") pandemic on FNCB and its customers, the Commonwealth of Pennsylvania and the United States, related to the economy and overall financial stability; government and regulatory responses to the COVID-19 pandemic; government intervention in the U.S. financial system including the effects of recent legislative, tax, accounting and regulatory actions and reforms, including, but not limited to, the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act"), the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and the Tax Cuts and Jobs Act; political instability; the ability of FNCB to manage credit risk; weakness in the economic environment, in general, and within FNCB's market area; the deterioration of one or a few of the commercial real estate loans with relatively large balances contained in FNCB's loan portfolio; greater risk of loan defaults and losses from concentration of loans held by FNCB, including those to insiders and related parties; if FNCB's portfolio of loans to small and mid-sized community-based businesses increases its credit risk; if FNCB's ALLL is not sufficient to absorb actual losses or if increases to the ALLL were required; FNCB is subject to interest-rate risk and any changes in interest rates could negatively impact net interest income or the fair value of FNCB's financial assets; if management concludes that the decline in value of any of FNCB's investment securities is other-than-temporary could result in FNCB recording an impairment loss; if FNCB's risk management framework is ineffective in mitigating risks or losses to FNCB; if FNCB is unable to successfully compete with others for business; a loss of depositor confidence resulting from changes in either FNCB's financial condition or in the general banking industry; if FNCB is unable to retain or grow its core deposit base; inability or insufficient dividends from its subsidiary, FNCB Bank; if FNCB loses access to wholesale funding sources; interruptions or security breaches of FNCB's information systems; any systems failures or interruptions in information technology and telecommunications systems of third parties on which FNCB depends; security breaches; if FNCB's information technology is unable to keep pace with growth or industry developments or if technological developments result in higher costs or less advantageous pricing; the loss of management and other key personnel; dependence on the use of data and modeling in both its management's decision-making generally and in meeting regulatory expectations in particular; additional risk arising from new lines of business, products, product enhancements or services offered by FNCB; inaccuracy of appraisals and other valuation techniques FNCB uses in evaluating and monitoring loans secured by real property and other real estate owned; unsoundness of other financial institutions; damage to FNCB's reputation; defending litigation and other actions; dependence on the accuracy and completeness of information about customers and counterparties; risks arising from future expansion or acquisition activity; environmental risks and associated costs on its foreclosed real estate assets; any remediation ordered, or adverse actions taken, by federal and state regulators, including requiring FNCB to act as a source of financial and managerial strength for the FNCB Bank in times of stress; costs arising from extensive government regulation, supervision and possible regulatory enforcement actions; new or changed legislation or regulation and regulatory initiatives; noncompliance and enforcement action with the Bank Secrecy Act and other anti-money laundering statutes and regulations; failure to comply with numerous "fair and responsible banking" laws; any violation of laws regarding privacy, information security and protection of personal information or another incident involving personal, confidential or proprietary information of individuals; any rulemaking changes implemented by the Consumer Financial Protection Bureau; inability to attract and retain its highest performing employees due to potential limitations on incentive compensation contained in proposed federal agency rulemaking; any future increases in FNCB Bank's FDIC deposit insurance premiums and assessments; and the success of FNCB at managing the risks involved in the foregoing and other risks and uncertainties, including those detailed in FNCB's filings with the SEC.

FNCB cautions that the foregoing list of important factors is not all inclusive. Readers are also cautioned not to place undue reliance on any forward-looking statements, which reflect management's analysis only as of the date of this presentation, even if subsequently made available by FNCB on its website or otherwise. FNCB does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of FNCB to reflect events or circumstances occurring after the date of this presentation.

Readers should carefully review the risk factors described in the Annual Report and other documents that FNCB periodically files with the SEC, including its Form 10-K for the year ended December 31, 2020.

Welcome FNCB Shareholders



Gerard A. Champi

President & CEO

570-348-4806

Gerard.Champi@fncb.com

Welcome FNCB Shareholders

Agenda

- Introductions – *Gerard A. Champi, President & CEO*
- Proxy Items – *Mary Griffin Cummings, General Counsel*
- Chief Financial Officer Presentation – *James M. Bone, Jr., CFO*
- President & CEO Comments – *Gerard A. Champi, President & CEO*
- Question & Answer Period

FNCB Bancorp, Inc. Board of Directors



Louis A. DeNaples
Chairman of the Board



Louis A. DeNaples, Jr., M.D.
Vice Chairman of the Board



Gerard A. Champi
President and Chief Executive Officer



Joseph Coccia
Secretary



William G. Bracey



Joseph L. DeNaples, Esq.



Keith W. Eckel



Kathleen McCarthy Lambert, CPA



Thomas J. Melone, CPA



John P. Moses, Esq.



Dominick L. DeNaples
Director Emeritus

Full-Service Community Banking in Northeastern Pennsylvania

Locally-based for over 110 years, FNCB currently operates 17 community offices in Lackawanna, Luzerne and Wayne Counties.

Investment Profile

Market Cap: $129.6M At December 31, 2020	Dividend Yield: 3.44% Based on closing price of $6.40 on December 31, 2020
Total Assets: $1.5 Billion At December 31, 2020	Total Employees: 214 At December 31, 2020
Dividends Per Share: $0.22 FY 2020	Dividend Per Share: $0.06 Q1 2021


Forest City
Carbondale
Tunkhannock
Skytop
Tobyhanna
Mt Pocono
Tannersville
81
92
87
6
84
29
380
11
80
476
191

About FNCB – Awards

2016 **Best Bank** and **Best Place to Work**
2017, 2018, 2019 & 2020 **Best Mortgage Company**
2017, 2018, 2019, 2020 **Best Place to Work**

Source: Scranton Times-Tribune

2017 One of the **Best Banks** and One of the **Best Places to Work**
2018, 2019, 2020 NEPA **Best Places to Work Silver Winner**

Source: Wilkes-Barre Times Leader

2020 **Best Bank**, 2021 One of the **Best Banks**
2017 **Best Mortgage Company** and **Best Place to Work**.
2018 and 2019 One of the **Best Mortgage Companies** and **Best Place to Work**

Source: Wilkes-Barre Citizens Voice

2017, 2019 & 2020 **Best Bank**

Source: Sunday Dispatch

2019 Greater Scranton Chamber of Commerce
SAGE Pride and Progress Award for Best New Construction

2019 Greater Wilkes-Barre Chamber of Commerce **Pride of Place Award**

Introduction of Meeting Secretary



Mary Griffin Cummings

EVP, General Counsel

570-348-3772

Mary.Cummings@fncb.com

Virtual Meeting Rules

Rules of Conduct and Procedures

- Complete listing of the Rules of Conduct and Procedures may be found at www.virtualshareholdermeeting.com/FNCB2021.
- Certain requirements of the meeting of shareholders is included in FNCB's bylaws.
- Shareholders may submit questions, provided they have logged in with their 16-digit control number.
- Recording of the Annual Meeting is prohibited. A webcast playback will be available at www.virtualshareholdermeeting.com/FNCB2021 after the completion of the meeting.

2021 Annual Shareholders Meeting Proposals

	2021 Annual Meeting Proposals	The Board recommends that you vote:
1.	Election of three (3) Class B directors to the Board of Directors for three-year terms expiring in 2024: William G. Bracey Louis A. DeNaples, Jr., M.D. Thomas J. Melone, CPA	 *FOR* *FOR* *FOR*
2.	A non-binding vote regarding the compensation of FNCB's named executive officers.	*FOR*
3.	Ratification of the appointment of Baker Tilly US, LLP (formerly known as Baker Tilly Virchow Krause, LLP) as FNCB's independent registered public accounting firm for the year ending December 31, 2021.	*FOR*

CFO Financial Review



James M. Bone Jr., CPA

EVP, Chief Financial Officer

570-348-6419

James.Bone@fncb.com

Financial Performance

Financial Highlights (in thousands)		2020		2019		2018
Net interest income	$	40,178	$	36,260	$	36,507
Provision for loan losses		1,941		797		2,550
Non-interest income		9,250		7,620		11,790
Non-interest expense		28,915		29,682		29,327
Net income before taxes	**$**	**18,572**	**$**	**13,401**	**$**	**16,420**
Income tax expense		3,225		2,326		3,071
Net income	$	15,347	$	11,075	$	13,349
Earnings per share, diluted	$	0.76	$	0.56	$	0.79
Dividends declared, per common share	$	0.22	$	0.20	$	0.17
Return on average assets		1.13%		0.92%		1.09%
Return on average shareholders' equity		10.66%		8.88%		15.38%

Financial Performance



Total Risk-Based Capital Ratio
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2018
2019
2020
FNCB (Bank Only)
Minimum Capital Required for Capital Adequacy



Loan Loss Reserve to Total Loans
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2018
2019
2020
FNCB
U.S. Banks $1B-$3B



Leverage Ratio
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2018
2019
2020
FNCB (Bank Only)
Minimum Capital Required for Capital Adequacy

During 2019, FNCB successfully completed a public offering of shares of its common stock, issuing 3,285,550 shares and raising net proceeds of $21.3 million. Our enhanced capital position provides a strong base for the uncertainty of today's economic environment.

Financial Performance


Loan Portfolio Composition
December 31, 2020
State and political subdivisions 5%
Consumer 9%
Residential real estate 22%
SBA "PPP" loans 9%
Commercial and industrial 18%
Commercial real estate 30%
Construction, land acquisition and development 7%

FNCB maintains a well-diversified loan portfolio. 2020 saw strong growth in residential real estate loans, construction, land acquisition and development loans, and commercial and industrial loans, as well as the origination of over $118 million of SBA "PPP" loans.

Financial Performance



Deposits
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$939,029
$822,244
$1,015,949
$156,600
$179,465
$271,499
2018
2019
2020
Non-Interest-Bearing Demand Deposits
Interest-Bearing Deposits

FNCB experienced strong deposit growth throughout 2020 and total deposits exceeded $1.28 billion. Banks across the country experienced a similar influx of deposits, as consumers and businesses modified their spending habits resulting from the uncertain economic environment.

Financial Performance

Scranton, PA MSA – Deposit Market Share					
2020 Rank	2019 Rank	Institution (State Headquartered)	2020 Number of Branches	2020 Total Deposits in Market ($000)	2020 Total Market Share (%)
1	1	PNC Financial Services Group (PA)	23	$ 3,797,502	26.28%
2	3	Wells Fargo & Co. (CA)	11	1,241,186	8.59%
3	5	M&T Bank Corp. (NY)	12	1,160,553	8.03%
4	2	Peoples Financial Services (PA)	15	1,149,492	7.95%
5	4	Community Bank System Inc. (NY)	24	1,116,425	7.72%
6	6	FNCB Bancorp Inc. (PA)	16	1,096,401	7.59%
7	7	Fidelity D & D Bancorp Inc. (PA)	14	1,030,476	7.13%
8	10	F.N.B. Corp. (PA)	9	592,562	4.10%
9	9	NBT Bancorp Inc. (NY)	15	583,231	4.04%
10	8	Citizens Financial Group Inc. (RI)	8	555,375	3.84%
11	12	Penns Woods Bancorp Inc. (PA)	9	430,807	2.98%
12	11	Truist Financial Corp. (NC)	6	412,535	2.85%
13	13	Landmark Bancorp Inc. (PA)	6	286,013	1.98%
14	14	First Keystone Corp. (PA)	8	275,203	1.90%
15	15	Citizens Savings Bank (PA)	5	226,664	1.57%
Total for Insititutions in Scranton, PA			203	$ 14,452,314	

Source: FDIC Deposit Market Share Report; data as of June 30, 2020.

Financial Performance


Tax-Equivalent Net Interest Margin
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.50%
3.45%
3.40%
3.35%
3.30%
3.25%
3.20%
3.15%
3.10%
3.05%
3.00%
2018
2019
2020
Yield on Earning Assets (FTE)
Cost of Interest-bearing Liabilities
Net Interest Margin (FTE)

FNCB's net interest margin continued to improve during 2020, despite the unfavorable interest rate environment. The decline in the cost of interest-bearing liabilities more than offset the decline in the yield on interest-earning assets.

Financial Performance


Cash Dividends Declared Per Share
$0.25
$0.20
$0.15
$0.10
$0.05
$-
$0.17
$0.20
$0.22
2018
2019
2020


Dividend Yield
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.01%
2.37%
3.44%
2018
2019
2020


Book Value Per Share
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
$5.78
$6.62
$7.70
2018
2019
2020

Shareholder value has continued to improve over the previous three years, with increases in cash dividends declared per share, book value per share and dividend yields.

Financial Performance – Q1 2021

Financial Highlights (in thousands)		Q1 2021 (unaudited)		Q1 2020 (unaudited)		$ Variance
Net interest income	$	11,397	$	9,177	$	2,220
Provision for loan losses		186		1,151		(965)
Non-interest income		2,774		1,694		1,080
Non-interest expense		7,171		7,205		(34)
Net income before taxes		6,814		2,515		4,299
Income tax expense		981		452		529
Net income	**$**	**5,833**	**$**	**2,063**	**$**	**3,770**
Earnings per share, diluted	$	0.29	$	0.10	$	0.19
Cash dividends declared per common share	$	0.060	$	0.055	$	0.005

FNCB demonstrated improvement in all areas of 2021 financial performance compared to 2020. Net interest income in 2021 was positively impacted by the recognition of $1.3 million in fees from the origination of SBA PPP loans.

CEO Comments



Gerard A. Champi

President & CEO

570-348-4806

Gerard.Champi@fncb.com

Current Environment


FNCB Bank
Welcome back
WE'RE OPEN
PLEASE KEEP SAFE
SOCIAL DISTANCE

We are back and we missed you!


Together
Everyone
Achieves
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Paycheck Protection Program (PPP)

- FNCB participated in the first and second rounds of the Paycheck Protection Program (PPP) to provide forgivable loans to small businesses.
- As of March 31, 2021, FNCB has received over $70.0 million in borrower forgiveness.

	Round One	Round Two
SBA Loan Approvals	1,002	683
Average Loan Amount	$118,400	$111,800
Total Approved Loans	$118.6 Million	$76.4 Million

As of April 30, 2021

Community Impact

COVID-19 Initiatives



Essential Workers "Lunch On Us"

Organizations Helped



275+

Community Donations



$500,000

Investor Information

FNCB Bancorp, Inc. is the bank holding company of FNCB Bank, which provides personal, small business and commercial banking services to individuals and businesses throughout Northeastern Pennsylvania. The institution was established as a National Banking Association in 1910.

Investor Relations Contact
James M. Bone, Jr., CPA
Executive Vice President and
Chief Financial Officer
(570) 348-6419
james.bone@fncb.com

Transfer Agent
Broadridge Financial Solutions, Inc.
P.O. Box 1342
Brentwood, NY 11717
shareholder@broadridge.com
www.shareholder.broadridge.com/fncb

Management Q&A

Thank you for participating in the 2021 Annual Meeting of Shareholders.